                                                                     EXHIBIT 3.1


                         Commonwealth of Pennsylvania
                              Department of State
                              Corporation Bureau

Articles
of
Incorporation
--------------------------------------------------------------------------------

In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, all of whom are of full age and at least two-thirds of whom are citizens of the United States or its territories or possessions, desiring that they may be incorporated as a business corporation, do hereby certify:

1.   The name of the corporation is:

 SPECTRUM CONTROL, INC.
--------------------------------------------------------------------------------

2. The location and post office address of its initial registered office in this Commonwealth is:

 1415 G. Daniel Baldwin Building,                  Erie           Erie
--------------------------------------------------------------------------------
  Number            Street                         City           County

3.   The purpose of purposes of the corporation are: (*)

          To engage in and to do all lawful acts concerning any or all lawful business for which a corporation may be incorporated under the Business Corporation Law of Pennsylvania, Act of May 5, 1933, P. L. 364, as amended.


4.   The term of its existence is: perpetual.

5. The aggregate number of shares which the corporation shall have authority to issue is: (**)

                                 See attached.


(*)  Do not recite powers set forth in Section 302 of the Act.

(**) There should be set forth the number and par value of all shares having par value; the number of shares without par value; and the stated capital applicable thereto. If the shares are to be divided into classes, a description of each class and a statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights granted to, or imposed upon, the shares of each class.

FILING FEE - $40.00

NOTE: Excise Tax at the rate of 1/5th of 1% ($2.00 per $1,000) will be due and payable at the time of filing of the Articles, computed by multiplying the number of authorized shares having par value by their par value, or if shares of no par stock are authorized, then on the stated capital applicable thereto as well.

ONLY A CLEARLY LEGIBLE ORIGINAL SHOULD BE SUBMITTED. SIGNATURES SHOULD BE IN BLACK INK.

            TO BE ATTACHED TO ARTICLES OF INCORPORATION OF SPECTRUM
                                 CONTROL, INC.

CAPITALIZATION
--------------

     The authorized capital stock of the corporation is $300,000 divided into 24,000 shares of Class A Non-Voting common stock of the par value of $10.00 per share and 6,000 shares of Class B Voting common stock of the par value of $10.00 per share.

RIGHTS AND PREFERENCES
----------------------

     The Class A stock and the Class B stock shall each have equal rights, privileges and preferences EXCEPT ONLY that the holders of shares of Class A stock shall not be entitled to notice of stockholders' meetings, or to vote upon the election of directors or upon any questions affecting the management or affairs of the corporation, except where such notice or vote may otherwise be required by law; and the holders of Class B stock shall have and possess the exclusive voting rights and powers; except also that Class A stock shall possess voting rights and right to notice of stockholders' meeting on any matters dealing with any changes in the capital stock structure of the corporation.

6. The names and address of each of the first directors, who shall serve until the first annual meeting, are:

          NAME                                   ADDRESS
                                    (Including street and number, if any)



7. The names and address of each of the incorporators and the number and class of shares subscribed by each are:

     NAME                              ADDRESS                        NUMBER AND CLASS
                          (Including street and number, if any)          OF SHARES
     John P. Leemhuis     1415 G. Daniel Baldwin Building                one common
     James F. Toohey      1415 G. Daniel Baldwin Building                one common
                          Erie, Pennsylvania 16501

IN TESTIMONY WHEREOF, the incorporators have signed and sealed these Articles of Incorporation this 14th day of November, 1968.

                                       (SEAL)/s/                (SEAL)
                                             -------------------
                                             John P. Leemhuis

                                       (SEAL)/s/                (SEAL)
                                             -------------------
                                             James F. Toohey

                                       (SEAL)                   (SEAL)
                                             -------------------


Approved and filed in the Department of State on the 2nd day of December A.D. 1968.


                                      /s/
                                     --------------------------------
                                    Secretary of the Corporation

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE

To All To Whom These Presents Shall Come, Greeting:

     WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

                         CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

     AND WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

                            SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen and hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

                              GIVEN under my Hand and the Great Seal of the
                                    Commonwealth, at the City of Harrisburg, this 2nd day of December in the year of our Lord one thousand nine hundred and sixty-eight and of the Commonwealth the one hundred and ninety-third.

                                      /s/
                                     -------------------------------------------
                                    Secretary of the Commonwealth

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                              CORPORATION BUREAU

Articles
of
Amendment
--------------------------------------------------------------------------------

In compliance with the requirements of Article VIII of the Business Corporation Law, approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that:

1.   The name of the corporation is:

 SPECTRUM CONTROL, INC.
--------------------------------------------------------------------------------

2.   The location of its registered office is:

 1415 G. Daniel Baldwin Building,                  Erie      Pennsylvania 16501
 -------------------------------------------------------------------------------

3.   The corporation was formed under the Act of May, 1933 P. L. 364, as amended

4.   Its date of incorporation is: December 2, 1968
                                   ---------------------------------------------

5.   (Strike out (a) or (b) below, whichever is applicable)

     (a) The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The _________________day of________________, 19__

     Place:_____________________________________________________________________

     Kind and period of notice:_________________________________________________

     ___________________________________________________________________________

     (b) The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of the shareholders:

     (a) The total number of shares outstanding was: 2

     (b) The number of shares entitled to vote was:* 2

7.   In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment was: **   2

     (b) The number of shares voted against the amendment was:** 0


     * If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth.

     ** If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth.

NOTE: If the effect of the amendment is to increase the authorized capital stock of the corporation, excise tax at the rate of 1/5 of 1% on the amount of increase will be due and payable with the filing of the amendment.

NOTE: Filing fee - $30.00. (In addition to any amount of excise tax due and owing)

8.   The amendment adopted by the shareholders, set forth in full, follows:
Paragraph No. 5 of the Articles of Incorporation are to read as follows:

CAPITALIZATION
--------------

     The aggregate number of shares which the Corporation shall have authority to issue is 300,000 shares consisting of 290,000 shares of Class A Non-Voting common stock of no par value and 10,000 shares of Class B Voting stock of no par value with an aggregate stated value of $300,000.

RIGHTS AND PREFERENCES
----------------------

     The Class A stock and the Class B stock shall each have equal rights, privileges and preferences EXCEPT ONLY that the holders of shares of Class A stock shall not be entitled to notice of stockholders' meetings, or to vote upon the election of directors or upon any questions affecting the management or affairs of the corporation, except where such notice or vote may otherwise be required by law; and the holders of Class B stock shall have and possess the exclusive voting rights and powers; except also that Class A stock shall possess voting rights and right to notice of stockholders' meeting on any matters dealing with any changes in the capital stock structure of the corporation.



IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 6th day of December, 1968.

                                       _________________________________________

                                       By: /s/ Thomas Venable
                                          --------------------------------------
                                               (President or Vice President)


Attest:


  /s/ James F. Toohey
 ----------------------------------
     (Secretary or Treasurer)


(CORPORATE
   SEAL)


Approved and filed in the Department of State on the 9th day of December A.D. 1968.


                                      /s/
                                      ------------------------------------------
                                            (Secretary of the Commonwealth)

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE

To All To Whom These Presents Shall Come, Greeting:

     WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                            SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                              GIVEN under my Hand and the Great Seal of the
                                    Commonwealth, at the City of Harrisburg, this 9th day of December in the year of our Lord one thousand nine hundred and sixty-eight and of the Commonwealth the one hundred and ninety-third.

                                    /s/
                                    --------------------------------------------
                                    Secretary of the Commonwealth

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                              CORPORATION BUREAU

ARTICLES
OF
AMENDMENT
--------------------------------------------------------------------------------

     In compliance with the requirements of Article VIII of the Business Corporation Law, approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that:

1.   The name of the corporation is:

  SPECTRUM CONTROL, INC.
--------------------------------------------------------------------------------

2.   The location of its registered office is:

  1415 G. Daniel Baldwin Building,                 Erie      Penna.        16501
--------------------------------------------------------------------------------

3. The corporation was formed under the Act of May, 1933, P. L. 364, as amended

4.   Its date of incorporation is: December 2, 1968

5.   (Strike out (a) or (b) below, whichever is applicable)

     (a) The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 12th day of May, 1970

     Place: 152 East Main Street, Fairview, Penna 16415

     Kind and period of notice:   ten (10) days written notice
     ---------------------------------------------------------------------------

     ___________________________________________________________________________


     (b) The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of the shareholders:

                                                      CLASS "A"   CLASS "B"
                                                      ---------   ---------

     (a) The total number of shares outstanding was:    26,495      5,100

--------------------------------------------------------------------------------

     (b) The number of shares entitled to vote was:*    26,495      5,100

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   In the action taken by the shareholders:

                                                       CLASS "A"   CLASS "B"
                                                       ---------   ---------

     (a) The number of shares voted in favor of the amendment was:** 25,0605,100

--------------------------------------------------------------------------------

     (b) The number of shares voted against the amendment was:**   -0-    -0-

--------------------------------------------------------------------------------

     * If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth.

     ** If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth.

NOTE: If the effect of the amendment is to increase the authorized capital stock of the corporation, excise tax as the rate of 1/5 of 1% on the amount of increase will be due and payable with the filing of the amendment.

NOTE: Filing fee - $30.00. (In addition to any amount of excise tax due and owing)

8.   The amendment adopted by the shareholders, set forth in full, follows:

The following paragraphs are amended to read as follows:

2. - The location of its registered office is 152 East Main Street, Fairview, Penna. 16415.

5. - Capitalization: The aggregate number of shares which the corporation shall
     --------------
have authority to issue is 1,200,000 shares consisting of 1,160,000 shares of Class A common stock of no par value and 40,000 shares of Class B common stock of no par value with an aggregate stated value of $300,000.

Rights and Preferences:  The Class A common stock and the Class B common stock
----------------------
shall each have equal rights, privileges and preferences EXCEPT ONLY that Class A shareholders shall be entitled to one vote per share of Class A stock and Class B shareholders shall be entitled to ten votes per share of Class B stock.



     IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 12th day of May, 1970.


                                    ---------------------------------------

                                    By: /s/ Thomas Venable
                                       ------------------------------------
                                         (President or Vice President)


Attest:


/s/ James F. Toohey
 --------------------------------
     (Secretary or Treasurer)


(CORPORATE
   SEAL)


Approved and filed in the Department of State on the 18th day of May A.D. 1970.


                                      /s/
                                     --------------------------------------
                                         (Secretary of the Commonwealth)

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE

To All To Whom These Presents Shall Come, Greeting:

     WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                            SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                              GIVEN under my Hand and the Great Seal of the
                                    Commonwealth, at the City of Harrisburg, this 18th day of May in the year of our Lord one thousand nine hundred and seventy and of the Commonwealth the one hundred and ninety-fourth.

                                    /s/
                                    --------------------------------------------
                                    Secretary of the Commonwealth

                                                          Filed this 26th day of
                                                                   January, 1977
                                                    Commonwealth of Pennsylvania
                                                             Department of State

                                                   /s/
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                              CORPORATION BUREAU

Articles of
Amendment
Domestic Business Corporation

     In compliance with the requirements of Section 806 of the Business Corporation Law, approved the 5th day of May, 1933, P.L. 364 (15 P.S. (S) 1806) the undersigned corporation desiring to amend its Articles does hereby certify that:

1.   The name of the corporation

     SPECTRUM CONTROL, INC.

2. The location of its registered office in this Commonwealth is the Department of State is hereby authorized to correct the following statement to conform to the records of the Department.

     152 East Main Street
     ---------------------------------------------------------------------------

     Fairview                            Pennsylvania        16415
     ---------------------------------------------------------------------------

3.   The statute by or under which it was incorporated is:

     Business Corporation Law of Pa., Act of May 5, 1933, P.L.  364, as amended
     ---------------------------------------------------------------------------


4.   The date of its incorporation is: December 2, 1968
                                      ------------------------------------------

5.   (Check, and if appropriate, complete one of the following):

     [X] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 27th day of October, 1976

     Place: 111 West 9th Street, Erie, PA 16501

     Kind and period of notice: Ten (10) days written notice

     [_] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:
          Class A Common Stock - 179,798; Class B Common Stock - 21,050
          ---------------------------------------------------------------------

     (b)  The number of shares entitled to vote was:
          Class A Common Stock - 197,798; Class B Common Stock - 210,500 votes*
          ---------------------------------------------------------------------
          * Class B Common Shareholders are entitled to ten (10) votes per share.

7.   In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment was: Class A Common - 136,576 votes; Class B Common - 206,500 votes

     (b) The number of shares voted against the amendment was: Class A Common - 100 votes; Class B Common - None

8.   The amendment adopted by the shareholders, set forth in full is as follows:
     Paragraph 5 of the Articles of Incorporation is amended to read as follows:

               "5.  Capitalization:  The aggregate number of shares which the
                    --------------
          Corporation shall have authority to issue is 1,200,000 shares of no par common stock."

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 21st day of December, 1976.

                                    SPECTRUM CONTROL, INC.
                                    ----------------------------------

                                    By: /s/
                                        ------------------------------
                                          President
Attest:

  /s/ James F. Toohey
 -------------------------------
     (Secretary or Treasurer)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A.   Any necessary copies of Form DSCB 17.2 (Consent to Appropriation of
          Name) or Form DSCB 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.   Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL (S) 807 (15 P.S. (S) 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE



TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, in and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domino one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, the stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                            SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 26th day of January in the year of our Lord one thousand nine hundred and seventy-seven and of the Commonwealth the two hundred and first.



                                    /s/
                                    ----------------------------------
                                    Secretary of the Commonwealth

                                                            Filed the 4th day of
                                                                     April, 1977
                                                    Commonwealth of Pennsylvania
                                                             Department of State

                                                    /s/
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


     In compliance with the requirements of Section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S) 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

     1.   The name of the corporation is: Spectrum Control, Inc.

     2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department): 152 East Main Street, Fairview, Pennsylvania 16415.

     3. The statute by or under which it was incorporated is: Business Corporation Law of Pennsylvania, Act of May 5, 1933, P. L. 364, as amended.

     4.   The date of its incorporation is: December 2, 1968.

     5.   (Check, and if appropriate, complete one of the following):

          [X] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

          Time: The 14th day of March, 1977.

          Place: Hilton Hotel, 10th & State St., Erie, PA 16501

          Kind and period of notice: Ten (10) days written notice.

          [_] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

     6.   At the time of the action of shareholders:

          (a) The total number of shares outstanding was: 403,796 shares of Common Stock

          (b) The number of shares entitled to vote was: 403,796 shares of Common Stock

     7.   In the action taken by the shareholders:

          (a) The number of shares voted in favor of the amendment was: 351,879 shares of common stock

          (b) The number of shares voted against the amendment was: None

     8. The amendment adopted by the shareholders, set forth in full, is as follows:

              Paragraph 5 of the Articles of Incorporation is amended to read as follows:

                    "5. Capitalization: The aggregate number of shares
                        --------------
                     which the corporation shall have authority to issue is 3,000,000 shares of no par common stock."

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 23rd day of March, 1977.

                                        SPECTRUM CONTROL, INC.
                                        -------------------------------
                                             (NAME OF CORPORATION)

Attest: /s/

  James F. Toohey                       By: /s/ Thomas Venable
 ----------------------------                --------------------------
          (SIGNATURE)                             (SIGNATURE)

    Secretary                           President
  ---------------------------           -------------------------------
     (TITLE: SECRETARY,                           (TITLE: PRESIDENT,
     ASSISTANT SECRETARY, ETC.)                   VICE PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A. Any necessary copies of form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name

     B.   Any necessary governmental approvals shall accompanying this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL (S) 807 (15 P.S. (S) 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE



TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, in and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domino one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, the stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                            SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 4th day of April in the year of our Lord one thousand nine hundred and seventy-seven and of the Commonwealth the two hundred and first.



                                /s/
                               --------------------------------------
                              Secretary of the Commonwealth

                                                        Filed this 24th day of
                                                                   April, 1980
                                                  Commonwealth of Pennsylvania
                                                  Department of State

                                                  /s/
                                                  -----------------------------
                                                  Secretary of the Commonwealth

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                              CORPORATION BUREAU

Articles of
Amendment -
Domestic Business Corporation


     In compliance with the requirements of Section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S) 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

     1.   The name of the corporation is: Spectrum Control, Inc.

     2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department): 152 E. Main Street, Fairview, Pennsylvania.

     3. The statute by or under which it was incorporated is: Business Corporation Law of Pennsylvania, Act of May, 1933, P. L. 364, as amended.

     4.   The date of its incorporation is: December 2, 1968.

     5.   (Check, and if appropriate, complete one of the following):

          [X] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

          Time: The 14th day of April, 1980.

          Place: 8061 Avonia Road, Fairview, Pennsylvania 16415

          Kind and period of notice: 15 days written notice.

         [_]   The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

     6.   At the time of the action of shareholders:

          (a) The total number of shares outstanding was: 1,971,184 Shares

          (b) The number of shares entitled to vote was:  1,971,184 Shares

     7.   In the action taken by the shareholders:

          (a) The number of shares voted in favor of the amendment was:
              1,480,718

          (b) The number of shares voted against the amendment was: 7,975

     8. The amendment adopted by the shareholders, set forth in full, is as follows:

               Article 5th of the Articles of Incorporation is amended to read as follows:

                    "5th.  Capitalization: The aggregate number of shares which the corporation shall have authority to issue is 10,000,000 shares of no par Common Stock."

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 15th day of April, 1980.

                              SPECTRUM CONTROL, INC.
                              -------------------------------------------
                                    (NAME OF CORPORATION)

Attest:

/s/ James F. Toohey                   By:   /s/
--------------------------------          ---------------------------------
          (SIGNATURE)                    (SIGNATURE)

    Secretary                            President
  ------------------------------         ----------------------------------
     (TITLE: SECRETARY,                       (TITLE: PRESIDENT,
     ASSISTANT SECRETARY, ETC.)               VICE PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A. Any necessary copies of form DSCH:17.2 (Consent to Appropriation of Name) or Form DSCH:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name

     B.   Any necessary governmental approvals shall accompanying this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL (S)807 (15 P.S. (S)1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE



TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, in and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domino one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, the stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                             SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 24th day of April in the year of our Lord one thousand nine hundred and eighty and of the Commonwealth the two hundred and fourth.



                                  /s/
                                ---------------------------------------
                                Secretary of the Commonwealth

                                                          Filed this 25th day of
                                                                     April, 1983
                                                    Commonwealth of Pennsylvania
                                                     Department of State

                                                 /s/
                                                 -------------------------------
                                                  Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

Statement of
Change of Registered
Office - Domestic
Business Corporation

     In compliance with the requirements of Section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S) 1307), the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

     1.   The name of the corporation is: Spectrum Control, Inc.

     2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department): 8061 Avonia Road, Fairview, Pennsylvania 16415.

     3. The address to which the registered office in this Commonwealth is to be changed is: 2185 West Eighth Street, Erie, Pennsylvania 16505.

     4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 14th day of April, 1983.

                                  SPECTRUM CONTROL, INC.
                                -----------------------------------
                                    (NAME OF CORPORATION)

                              By /s/ Thomas Venable
                                -----------------------------------
                                         (SIGNATURE)

                                  Thomas Venable, President
                                -------------------------------------
                                    (TITLE: PRESIDENT)

Attest:

/s/ James F. Toohey
---------------------------
     (SIGNATURE)

James F. Toohey, Secretary
----------------------------
     (TITLE: SECRETARY)

(CORPORATE SEAL)

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE



TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, in and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domino one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, the stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                             SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 26th day of January in the year of our Lord one thousand nine hundred and seventy-seven and of the Commonwealth the two hundred and first.


                                /s/
                               ----------------------------------------
                              Secretary of the Commonwealth

                                                          Filed this 25th day of
                                                                     April, 1983
                                                    Commonwealth of Pennsylvania
                                                             Department of State
                                                   /s/
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


Articles of
Amendment -
Domestic Business Corporation

     In compliance with the requirements of Section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S) 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

     1.   The name of the corporation is: Spectrum Control, Inc.

     2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department): 2185 West Eight Street, Erie, Pennsylvania 16505

     3. The statute by or under which it was incorporated is: Business Corporation Law of Pennsylvania

     4.   The date of its incorporation is: December 2, 1968.

     5.   (Check, and if appropriate, complete one of the following):

         [_]   The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

          Time: The 11th day of April, 1983.

          Place: 2185 West Eighth Street, Erie, Pa., 16505

          Kind and period of notice: Proxy statement mailed on February 25, 1983 to all shareholders of record as of February 22, 1983

         [_]   The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

     6.   At the time of the action of shareholders:

          (a) The total number of shares outstanding was: 5,300,602

          (b) The number of shares entitled to vote was: 5,300,602

     7.   In the action taken by the shareholders:

          (c) The number of shares voted in favor of the amendment was:
          3,250,268

          (d) The number of shares voted against the amendment was: 60,994

     8. The amendment adopted by the shareholders, set forth in full, is as follows:

               Paragraph 5th of the Articles of Incorporation shall be amended to read as follows:

               "5th Capitalization: The aggregate number of shares which the corporation shall have authority to issue is 25,000,000 shares of no par common stock."

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 14th day of April, 1983.

                                SPECTRUM CONTROL, INC.
                               ---------------------------------------
                                    (NAME OF CORPORATION)

Attest:

/s/ James F. Toohey                   By: /s/ Thomas Venable
-------------------------------          ------------------------------
          (SIGNATURE)                         (SIGNATURE)

James F. Toohey                         Thomas Venable
-------------------------------         -------------------------------
         (TITLE: SECRETARY)                  (TITLE: PRESIDENT)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A. Any necessary copies of form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name

     B.   Any necessary governmental approvals shall accompanying this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL (S) 807 (15 P.S. (S) 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE



TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, in and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domino one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     WHEREAS, the stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                            SPECTRUM CONTROL, INC.

     THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 25th day of April in the year of our Lord one thousand nine hundred and eighty-three and of the Commonwealth the two hundred and seventh.



                              /s/
                              --------------------------------------
                              Secretary of the Commonwealth

                             Filed with the Department of State on June 19, 1992

                             /s/
                              --------------------------------------------------
                                       Secretary of the Commonwealth


ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION


     In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to ament its Articles, hereby states that:

1.   The name of the corporation is:    Spectrum Control, Inc.
                                     -------------------------
________________________________________________________________________________

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)   2185 West Eighth Street      Erie       PA      16505       Erie
        ------------------------------------------------------------------------
         Number and Street              City      State    Zip         County

     (b) c/o:___________________________________________________________________
             Name of Commercial Registered Office Provider


     or a corporation represented by a commercial office provider, the county in
     (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is: Business Corporation
                                                           --------------------
     Law of PA. of 1933, as amended.
     --------------------------------------------------------------------------

4.   The date of its incorporation is: December 2, 1968
                                       --------------------------------------

5.   (Check, and if appropriate complete, one of the following):
     ________ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
       X        The amendment shall be effective on  July 1, 1992  at _________
     --------                                        ------------
                                                         Date          Hour

6.   (Check one of the following):
        X         The amendment was adopted by the shareholders (or
     ---------    members) pursuant to 15Pa.C.S. (S) 1914(a) and (b).

     _________    The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. (S) 1914(c).


7.   (Check, and if appropriate complete, one of the following):
     _________    The amendment adopted by the corporation, set forth
                  in full, is as follows:


        X         The amendment adopted by the corporation as set forth in full
     ---------    in Exhibit A attached hereto and made a part hereof.


8.   (Check if the amendment restates the Articles):
     _________    The restated Articles of Incorporation supersede the
                  original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 8th day of June, 1992.


                                         SPECTRUM CONTROL, INC.
                                       ---------------------------------------
                                             (Name of Corporation)


                                       BY: /s/
                                          ------------------------------------
                                                       (Signature)

                                         TITLE:     President
                                               -------------------------------

                      Spectrum Control, Inc. - Exhibit "A"
                      ------------------------------------


     Articles 2 and 5 of the Articles of Incorporation shall be amended to read as follows:

     "2. Address: The address of this corporation's current registered office in this Commonwealth is 6000 West Ridge Road, Erie, PA. 16506.

     "5. Capitalization: The corporation is authorized to issue 26,000,000 shares of capital stock of which 25,000,000 shall be designated no par Common Stock. The Board of Directors shall have the full authority to divide the remaining authorized 1,000,000 shares of the corporation into classes or series, or both, and to determine for any such class or series its voting rights (which may be full, limited, multiple, or fractional, or no voting rights) and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights as may be desired. Such division and determination may be accomplished by an amendment to this Article, which amendment may be made solely by action of the Board of Directors, which shall have the full authority permitted by law to make such divisions and determinations."